                                                                   EXHIBIT 10.13

                       DESCRIPTION OF ANNUAL RETAINER FOR
                    SERVICES AS MEMBER OF BOARD OF DIRECTORS
                          OF PARK NATIONAL CORPORATION
                          OR OF A BANKING SUBSIDIARY OF
                            PARK NATIONAL CORPORATION
                        OR AS A MEMBER OF ADVISORY BOARD
                     FOR A DIVISION OF A BANKING SUBSIDIARY


         The board of directors of Park National Corporation ("Park") and each of its banking subsidiaries as well as the advisory board for certain divisions of those banking subsidiaries with two divisions have determined that each of the non-employee directors or non-employee advisory board members, as appropriate, is to receive the annual retainer for service as a board member in the form of Park common shares. Each director of Park who is not an employee of Park or one of its subsidiaries receives an annual retainer for service as a member of the Park board of directors in the form of 100 Park common shares. Each non-employee director of one of Park's banking subsidiaries receives an annual retainer for service as a member of that subsidiary's board of directors in the form of 50 Park common shares. Each non-employee member of an advisory board for a division of a banking subsidiary receives an annual retainer for service as a member of that advisory board in the form of 50 Park common shares. These common shares are issued in the fourth quarter of the fiscal year.